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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                      October 14, 2005 (October 11, 2005)


                              CONCORD CAMERA CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       New Jersey                                           13-3152196
----------------------------                         --------------------------
(State or other jurisdiction                             (I.R.S. Employer
 of incorporation)                                     Identification Number)

                                    0-17038
                            (Commission File Number)



    4000 Hollywood Boulevard, 6th Floor North Tower, Hollywood, Florida 33021
    -------------------------------------------------------------------------
          (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

On October 11, 2005, Robert A. Bosi tendered his resignation to the Company's Board of Directors (the "Board") as Interim Senior Vice President and Chief Financial Officer, effective Friday, October 14, 2005.

The Board has appointed Harlan I. Press, 41, the Company's Vice President, Treasurer and Assistant Secretary, to serve as the Company's Principal Financial Officer effective Friday, October 14, 2005 until his successor is duly qualified and appointed. Mr. Press joined the Company in April 1994. Mr. Press has served as Vice President and Treasurer of the Company since April 2000 and Assistant Secretary of the Company since October 1996. Mr. Press served as the Corporate Controller of the Company from October 1996 through April 2000, as Chief Accounting Officer from November 1994 to September 20, 2004 and Principal Financial Officer from October 31, 1997 to July 22, 2002 and from September 20, 2004 to October 21, 2004. Mr. Press is a member of the American Institute of Certified Public Accountants, the New York State Society of Certified Public Accountants and the Financial Executives Institute. He holds a Bachelors of Science degree from Syracuse University.

Mr. Press' employment agreement, dated July 27, 2001, as amended to date, provides for an annual base salary of $180,000 and an automobile allowance of $500 per month and expires on January 1, 2006, unless renewed by mutual agreement of the parties. The agreement may be terminated by the Company on 30 days' notice at any time or by Mr. Press after January 1, 2006. If the Company terminates Mr. Press' employment at any time without cause, or if Mr. Press terminates his employment after January 1, 2006, Mr. Press will be entitled to severance payments equal to one year of his then base salary plus his automobile allowance, payable in accordance with the Company's normal payroll practices. The employment agreement prohibits Mr. Press from competing with the Company for one year following termination.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CONCORD CAMERA CORP.


Date:  October 14, 2005                      By:    /s/ Alan Schutzman
                                                -------------------------------
                                                Alan Schutzman,
                                                Senior Vice President,
                                                General Counsel and Secretary



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